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                   AGREEMENT TO TERMINATE REGISTRATION RIGHTS

         THIS AGREEMENT TO TERMINATE REGISTRATION RIGHTS (the "Agreement") is made and entered into as of June ____, 2000 by and between High Speed Net Solutions, Inc., a Florida corporation (the "Company"), and the undersigned owner of Common Stock in the Company ("Shareholder").

                                   WITNESSETH:

         WHEREAS, the Shareholder may have entered into agreement(s) with the Company which may grant the Shareholder some form of piggyback registration rights for some of the Shareholder's shares of the Company's Common Stock (the "Registration Rights"); and

         WHEREAS, the Company is in the process of registering shares of its Common Stock for other selling shareholder(s) and the Shareholder does not desire to participate in the share registration process because either: (i) the Shareholder no longer owns any of the Company's Common Stock; (ii) the burden of participating in the registration process outweighs the benefit for the shareholder of having the Shareholder's shares registered; or (iii) the Shareholder is now able to avail themselves of the benefit of SEC Rule 144 and the Shareholder intends to so depend on Rule 144 in the event that Shareholder decides to sell or transfer such shares; and

         WHEREAS, the Company and the Shareholder have mutually agreed to terminate any such Registration Rights that may exist.

         NOW THEREFORE, in consideration of the premises and the mutual covenants, and for other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the Company and the Shareholder hereby agree as follows:

         1. Any Registration Rights of any kind which may have been granted by the Company to the Shareholder at any time in the past are hereby terminated and shall be forever and hereafter null and void.

         2. Shareholder acknowledges that Shareholder is aware that the Company is in the process of registrating shares of its Common Stock and that Shareholder may have the right to have some of Shareholder's shares registered by the Company in this registration. Shareholder acknowledges that Shareholder does not desire now, or at any time in the future, to participate in this or any registration process which the Company may undertake.

         3. This Agreement will obligate and benefit the parties and their respective successors and assigns. Neither party may assign this Agreement or any rights under this Agreement without the prior written consent of the other party, which the other party may withhold in its reasonable discretion. The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provision, the remaining provisions being deemed to continue in full force and effect. This Agreement will be governed by and construed under the laws of the State of North Carolina, without reference to its choice of law or conflict of laws rules. This


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Agreement contains the complete and exclusive statement of the agreement of the parties and supersedes all prior agreements and communications, whether oral or in writing, between the parties with respect to the subject matter of this Agreement. No amendment or modification of this Agreement will be effective unless made in a writing signed on behalf of both the Company and Shareholder. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                         HIGH SPEED NET SOLUTIONS:

                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                               ---------------------------------


                                         SHAREHOLDER:



if an individual:


                                         -----------------------------------
                                         Print Name:
                                                     ---------------------------


if an entity:
                                         --------------------------------------

                                         (Entity Name)


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                               ---------------------------------


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